UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
August 11, 2010
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	333-160748 (Commission File Number)	27-0351641 (IRS Employer Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     On August 11, 2010, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Springfield, Illinois, commonly known as the Lincoln Tower Apartments (the “Lincoln Tower Property”). The Company hereby amends the Form 8-K filed August 17, 2010 to provide the required financial information related to its acquisition of the Lincoln Tower Property.

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steadfast Income REIT, Inc.
Dated: October 22, 2010	By:	/s/ Rodney F. Emery
Rodney F. Emery
Chief Executive Officer and President

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Lincoln Tower Property for the fiscal year ended February 28, 2010. This statement is the responsibility of the Lincoln Tower Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Lincoln Tower Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Lincoln Tower Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Lincoln Tower Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Lincoln Tower Property for the fiscal year ended February 28, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
October 15, 2010

LINCOLN TOWER PROPERTY
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Three Months Ended	Fiscal Year Ended
	May 31, 2010	February 28, 2010
	(unaudited)
Revenues:
Rental income	$482,072	$1,825,440
Tenant reimbursements and other	8,629	45,064

Total revenues	490,701	1,870,504

Expenses:
Repairs and maintenance	59,975	304,376
Real estate taxes and insurance	64,879	241,634
Utilities	47,546	256,783
General and administrative expenses	8,848	25,220
Management fees	19,154	72,683
Salaries & wages	43,926	179,296
Security	3,328	27,136
Other operating expenses	3,894	25,261

Total expenses	251,550	1,132,389

Revenues over certain operating expenses	$239,151	$738,115

See accompanying notes to statements of revenues over certain operating expenses.

LINCOLN TOWER PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended May 31, 2010 (unaudited)
and the Fiscal Year Ended February 28, 2010

1.	DESCRIPTION OF REAL ESTATE PROPERTY AND BUSINESS
     On August 11, 2010 (the “Closing Date”), Steadfast Income REIT, Inc. (the “Company”) acquired a fee simple interest in a multifamily property located in Springfield, Illinois, commonly known as the Lincoln Tower Apartments (the “Lincoln Tower Property”), through SIR Lincoln Tower, LLC, an indirect wholly-owned subsidiary of Steadfast Income REIT Operating Partnership, LP, the Company’s operating partnership. The Lincoln Tower Property is a 17-story apartment complex constructed in 1968. The Lincoln Tower Property contains 190 one, two and three-bedroom apartments ranging from approximately 750 to 1,800 square feet, as well as underground parking facilities and various community amenities such as a doorman, a fitness center, a club room, laundry facilities and extra storage space. The Lincoln Tower Property also includes approximately 8,800 square feet of commercial office space,
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.

2.	BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Lincoln Tower Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Lincoln Tower Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Lincoln Tower Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (1) the Lincoln Tower Property was acquired from an unaffiliated party and (2) based on due diligence of the Lincoln Tower Property conducted by the Company, management is not aware of any material factors relating to the Lincoln Tower Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statements of revenues over certain operating expenses are presented on an unaudited basis.
     The statement of revenues over certain operating expenses for the three months ended May 31, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

3.	SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
     The Lincoln Tower Property recognizes minimum rent, including rental abatements, concessions and contractual fixed increases attributable to commercial operating leases, on a straight-line basis over the term of the related lease and amounts expected to be received in later years will be recorded as deferred rents. The Lincoln Tower Property records property operating expense reimbursements due from tenants for common area maintenance, real estate taxes, and other recoverable costs in the period the related expenses are incurred. The adjustment to record deferred rent increased rental revenue by $794 for the fiscal year ended February 28, 2010 and increased rental revenue by $122 for the three months ended May 31, 2010 (unaudited).
     Included in tenant reimbursement revenue for the fiscal year ended February 28, 2010 is $5,924 of tenant reimbursements earned from a commercial tenant pursuant to a commercial lease agreement. The term of the lease expired on December 31, 2009 and no such amounts related to the respective lease were earned subsequent to that date.
Use of Estimates
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

4.	DESCRIPTION OF LEASING ARRANGEMENTS
     As of February 28, 2010, the Lincoln Tower Property was 88% leased by a diverse group of 171 tenants, comprised of 165 residential tenants and six commercial office tenants. For the fiscal year ended February 28, 2010, the Lincoln Tower Property earned approximately 94% and 6% of its rental income from residential tenants and commercial office tenants, respectively. The residential tenant lease terms consist of lease durations equal to twelve months or less. The commercial office tenant leases consist of lease durations varying from three years to five years.

LINCOLN TOWER PROPERTY
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended May 31, 2010 (unaudited)
and the Fiscal Year Ended February 28, 2010

5.	FUTURE MINIMUM RENTAL COMMITMENTS
     As of February 28, 2010, future minimum rental receipts due under non-cancelable operating leases attributable to commercial office tenants for the fiscal years succeeding February 28, 2010 were as follows (in thousands):

2011	$112,104
2012	85,006
2013	66,371
2014	18,642
2015	7,863
Thereafter	—

$289,986

6.	COMMITMENTS AND CONTINGENCIES
     Certain commercial office lease tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the amount of future minimum rent received will be reduced.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     The following pro forma information should be read in conjunction with the consolidated balance sheets of the Company as of December 31, 2009 and June 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the six months ended June 30, 2010, and the notes thereto. The consolidated balance sheet of the Company as of December 31, 2009 and the consolidated financial statements of the Company as of and for the six months ended June 30, 2010 have been included in the Company’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Lincoln Tower Property, which is included in this filing.
     The following unaudited pro forma balance sheet as of June 30, 2010, has been prepared to give effect to the acquisition of the Lincoln Tower Property as if the acquisition occurred on June 30, 2010.
     The following unaudited pro forma statements of operations for the six months ended June 30, 2010 and for the year ended December 31, 2009, have been prepared to give effect to the acquisition of the Lincoln Tower Property as if the acquisition occurred on January 1, 2009.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Lincoln Tower Property been consummated as of the dates indicated. The results of operations for the Lincoln Tower Property included in the unaudited pro forma statement of operations were derived from the results of operations of the Lincoln Tower Property for its fiscal year ended February 28, 2010 and for the three month period ended May 31, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2010

		Pro Forma Adjustments
	Steadfast
	Income
	REIT, Inc.	Lincoln Tower			Pro Forma
	Historical (a)	Property (b)			Total
Assets
Real estate:
Land	$—	$258,600	(c	)	$258,600
Buildings and improvements	—	8,741,736	(c	)	8,741,736
Tenant origination and absorption costs	—	499,664	(c	)	499,664

Total real estate, cost	—	9,500,000			9,500,000
Less accumulated depreciation and amortization	—	—			—

Total real estate, net	—	9,500,000			9,500,000
Cash and cash equivalents	3,539,334	(985,526)	(b	)	2,553,808
Rents and other receivables, net	166,474	—			166,474
Deferred financing costs, prepaid expenses and other assets	258,088	10,000	(b	)	268,088

Total assets	$3,963,896	$8,524,474			$12,488,370

Liabilities and stockholders’ equity
Notes payable	$—	$6,650,000	(b	)	$6,650,000
Accounts payable and accrued liabilities	32,859	302,184	(b	)	335,043
Due to affiliates	475,697	—			475,697

Total liabilities	508,556	6,952,184			7,460,740

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.01 par value; 100,000 shares authorized, no shares issued and outstanding	—	—			—
Common stock, $.01 par value; 999,999,999 shares authorized, 504,532 shares issued and outstanding, 689,609 pro forma shares	5,045	1,851			6,896
Convertible stock, $.01 par value; 1,000 shares issued, and outstanding as of June 30, 2010	10	—			10
Additional paid-in capital	3,875,555	1,570,439			5,445,994
Accumulated deficit	(426,270)	—			(426,270)

Total stockholders’ equity	3,454,340	1,572,290			5,026,630
Noncontrolling interest	1,000	—			1,000

Total equity	3,455,340	1,572,290			5,027,630

Total liabilities and stockholder’s equity	$3,963,896	$8,524,474			$12,488,370

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2010
(a)	Historical financial information, as of June 30, 2010, derived from the Company’s Quarterly Report on Form 10-Q.

(b)	Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Lincoln Tower Property and related cash, other assets and liabilities. The purchase price, exclusive of closing, other acquisition costs, of the Lincoln Tower Property was $9.50 million and was funded with proceeds from the Company’s initial public and private offering and seller-financing in the amount of $6.65 million.

(c)	The Company allocated the cost of tangible assets, identifiable intangibles and assumed liabilities (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values. The purchase price allocation is preliminary and subject to change.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010

	Steadfast Income
	REIT, Inc.	Lincoln Tower Property		Pro Forma
	Historical (a)	(Pro forma Adjustments) (b)		Total
Revenues:
Rental income	$—	$964,079	(c)	$964,079
Tenant reimbursements and other	—	17,258	(d)	17,258

Total revenues	—	981,337		981,337

Expenses:
Operating, maintenance and management	—	350,638	(e)	350,638
Real estate taxes and insurance	—	153,220	(f)	153,220
Fees to affiliate	—	72,499	(g)	72,499
General and administrative expenses	378,755	17,696	(h)	396,451
Depreciation and amortization	—	620,144	(i)	620,144
Interest expense	—	200,500	(j)	200,500
Acquisition Costs	47,515	(47,515)	(k)	—

Total expenses	426,270	1,367,182		1,793,452

Net loss	$(426,270)	$(385,845)		$(812,115)

Net loss per common share, basic and diluted	$(2.10)			$(1.18)

Weighted-average number of common shares outstanding, basic and diluted	203,297			689,609

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010
(a)	Historical financial information, for the six months ended June 30, 2010, derived from the Company’s Quarterly Report on Form 10-Q.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property, as if this asset had been acquired as of January 1, 2009.

(c)	Represents base rental income (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010, based on the historical operations of the previous owners of the Lincoln Tower Property. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.

(d)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010, based on historical operations of the previous owners of the Lincoln Tower Property.

(e)	Represents operating expenses (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010, based on historical operations of the previous owners of the Lincoln Tower Property.

(f)	Represents real estate taxes and insurance expense incurred by the Lincoln Tower property (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010, based on management estimates.

(g)	Represents fees (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010 that would be due to affiliates had the Lincoln Tower Property been acquired on January 1, 2010. These fees are as follows:
•	Investment Management Fees: Investment management fees are payable to the advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, including acquisition fees and acquisition expenses, as defined in the advisory agreement. The investment management fees payable to the Advisor attributable to the acquisition cost of the Lincoln Tower Property for the six months ended June 30, 2010 was $38,552; and

•	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, as defined in the Property Management Agreement. The property management fees payable to the property manager for the six months ended June 30, 2010 was $33,947.
(h)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010, based on historical operations of the previous owners of the Lincoln Tower Property.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the six months ended June 30, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)	Represents interest expense incurred on $6.65 million in seller financing from the seller of the Lincoln Tower Property pursuant to in Promissory Note bearing interest at a rate of 6% representing a monthly payment of interest only in the amount of $33,250, as further described in the Form 8-K filed by the Company on August 17, 2010.

(k)	Represents adjustments made to acquisition costs for the six months ended June 30, 2010, in order to eliminate those amounts incurred by the Company that were attributable to the Lincoln Tower Property during the six months ended June 30, 2010, as if this asset had been acquired as of January 1, 2009.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Steadfast
	Income	Lincoln Tower
	REIT,	Property
	Inc.	(Pro forma			Pro Forma
	Historical (a)	Adjustments) (b)			Total
Revenues:
Rental income	$—	$1,825,440	(c	)	$1,825,440
Tenant reimbursements and other	—	45,064	(d	)	45,064

Total revenues	—	1,870,504			1,870,504

Expenses:
Operating, maintenance and management	—	792,851	(e	)	792,851
Real estate taxes and insurance	—	306,439	(f	)	306,439
Fees to affiliate	—	334,627	(g	)	334,627
General and administrative expenses	—	25,220	(h	)	25,220
Depreciation and amortization	—	803,276	(i	)	803,276
Interest expense	—	401,000	(j	)	401,000
Acquisition costs	—	50,406	(k	)	50,406

Total expenses	—	2,713,819			2,713,819

Net loss	$—	$(843,315)			$(843,315)

Net loss per common share, basic and diluted	$—				$(1.22)

Weighted-average number of common shares outstanding, basic and diluted	22,233				689,609

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009
(a)	Historical financial information derived from the Company’s audited financial statements for the year ended December 31, 2009. The Company did not commence operations until August 11, 2010, the date upon which it acquired the Lincoln Tower Property. However from the date of its formation on May 4, 2009 to December 31, 2009, the Company issued 22,223 shares of common stock.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property, as if this asset had been acquired as of January 1, 2009.

(c)	Represents base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on the historical operations of the previous owners of the Lincoln Tower Property. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009.

(d)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property.

(e)	Represents operating expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property.

(f)	Represents real estate taxes and insurance expense incurred by Lincoln Tower Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on management estimates.

(g)	Represents fees (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009 that would be due to affiliates had the Lincoln Tower Property been acquired on January 1, 2009. These fees are as follows:
•	Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Lincoln Tower Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the advisor being subject to a limitation of 6% of the contract purchase price), as defined in the advisory agreement. The acquisition fee payable to the advisor attributable to the acquisition of the Lincoln Tower Property was $192,761.

•	Investment Management Fees: Investment management fees are payable to the advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, including acquisition fees and acquisition expenses, as defined in the advisory agreement. The investment management fees payable to the advisor attributable to the acquisition cost of the Lincoln Tower Property for the year ended December 31, 2009 was $77,105; and

•	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, as defined in the Property Management Agreement. The property management fees payable to the property manager for the year ended December 31, 2009 was $64,761.
(h)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009, based on historical operations of the previous owners of the Lincoln Tower Property.

(i)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(j)	Represents interest expense incurred on $6.65 million in seller financing from seller of the Lincoln Tower Property pursuant to a Promissory Note bearing an interest rate of 6% representing a monthly payment of interest only in the amount of $33,250, as further described in the Form 8-K filed by the Company on August 17, 2010.

(k)	Represents adjustments made to acquisition costs for the year ended December 31, 2009, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property through August 11, 2010, as if the asset had been acquired as of January 1, 2009.